UNSECURED CONVERTIBLE PROMISSORY NOTE AND
WARRANT PURCHASE AGREEMENT

This Unsecured Convertible Promissory Note and Warrant Purchase Agreement (the "Purchase Agreement") is made as of [INSERT DATE] (the "Effective Date"), by and between:

•

Global Arena Holding, Inc., a Delaware Corporation, with an address at 1500 Broadway, 5th Floor, New York, NY 10036 (the “Borrower” or the “Company”); and

•

[LENDER] [insert type of entity or note if Lender is an individual] (the "Lender")

each a “Party”, together “the Parties”.

RECITALS

A.

The Lender and the Borrower desire to enter into an unsecured convertible promissory note, as described on Schedule A (referred to herein as the "Promissory Note" or “Note”).  Pursuant to the Promissory Note, the Lender agrees on the date of this Purchase Agreement to lend (the “Loan”) to the Borrower, and the Borrower agrees to borrow from the Lender, on the date of the Note the amount that is described on Schedule A, which shall bear interest as set forth on Schedule A;

B.

The Note shall have the right to convert the principal and accrued and unpaid interest thereon into shares of common stock, $0.001 par value of the Borrower (the “Common Stock”);

C.

Concurrently with the making of the Loan, the Borrower agrees to issue to the Lender a warrant to purchase shares of Common Stock, in the form attached hereto as Schedule B (the “Warrant”);

D.

This Purchase Agreement is one of a series of similar agreements that are being entered into by the Company in connection with an offering of units of unsecured promissory notes and warrants.  Each such other similar agreement (each, an “Other Agreement”) will provide for substantially the same terms and conditions as this Purchase Agreement and provide for the Company to issue an unsecured promissory note (each such other unsecured promissory note being an “Other Note”) and issue a warrant to purchase shares of Common Stock on the substantially the same terms and conditions as the Warrant (each such other warrant being an “Other Warrant”);

E.

The Borrower and the Lender desire to enter into this Purchase Agreement;

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to enter into this agreement as follows:

1.

Integrated Document.  It is the intention of the Parties hereto that this Purchase Agreement, together with any exhibits and/or schedules, and the Warrant, and each other shall be read as and considered to be an integrated document, setting forth the entire agreement of the Parties hereto with respect to its subject matter.   There are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning this Agreement. All prior and contemporaneous oral and written communications and negotiations shall be deemed merged into this Purchase Agreement.

2.

Choice of Law and Exclusive Jurisdiction.  This Purchase Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of the Purchase Agreement.  The Parties hereby irrevocably acknowledge and agree that any legal action, suit, proceeding or counterclaim arising out of, or in connection with, this Purchase Agreement or the transactions contemplated hereby, or disputes relating thereto (whether for breach of contract, tortious conduct or otherwise) shall be brought exclusively in the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, in the State courts of New York located in New York County.  The Parties hereby irrevocably accept and submit to the exclusive jurisdiction and venue of such courts in personam, with respect to any such action, suit, proceeding or counterclaim, and waive any claim that such forum is inconvenient or any similar claim.

3.

Company Representations & Warranties.  The Company hereby acknowledges, represents and warrants to, and agrees with, the Lender as follows:

(a)

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite power to own, operate and lease its business and assets and carry on its business as the same is now being conducted.

(b)

The Company has all requisite power and authority to enter into and deliver each of the Note and Warrant and to consummate the transactions contemplated hereby.  The execution, delivery, and performance of each of the Note and Warrant by the Company and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action and no other action or proceeding on the part of the Company is necessary to authorize the execution, delivery, and performance by the Company of each of the Note and Warrant and the consummation by the Company of the transactions contemplated hereby.

(c)

The filings (“Company Public Filings”) made by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) comply with the requirements of the Exchange Act in all material respects.

(d)

No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the OTC Bulletin Board nor the Company's shareholders is required for the execution by the Company of this Purchase Agreement, the Note or the Warrant and compliance and performance by the Company of its obligations hereunder and thereunder. This Purchase Agreement and the Company’s performance of its obligations hereunder and under each of the Note and the Warrant have been or will have been duly approved by the Company’s Board of Directors.

(e)

Neither the issuance and sale of the Note or Warrant, nor the performance of the Company’s obligations under the Note and Warrant and all other agreements entered into by the Company relating thereto by the Company, will:

(i)

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, or bylaws of the Company, (B) any decree, judgment, order, law, or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any agreement to which the Company, or any of its affiliates is a party; or

(ii)

result in the creation or imposition of any Lien (as defined by the Note) upon the securities or any of the assets of the Company or any of its affiliates.

4.

Covenants of the Company.  The Company hereby covenants and agrees with the Lender that from and after the Closing Date and for so long as any amount remains unpaid on the Note issued to the Lender under the terms of this Purchase Agreement, the Company shall:

(a)

Notify the Lender if there is a breach or threatened breach of any of the representations and warranties provided for in this Purchase Agreement that if determined in a manner adverse to the Company would have a Material Adverse Effect;

(b)

Comply in all respects with its reporting and filing obligations under the Exchange Act;

(c)

Comply on a timely basis with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 15 of the Exchange Act;

(d)

Promptly after the Company shall obtain knowledge of the occurrence of any Event of Default or any event which with the notice or lapse of time or both would become an Event of Default, deliver to the Lender a notice specifying that such notice is a "Notice of Default" and describing such Default in reasonable detail, and in such Notice of Default or soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto;

(e)

Promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company;

(f)

Not, directly or indirectly, repay, reclassify, redeem, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its common stock, preferred stock, or other equity securities;

(g)

Not enter into any merger, consolidation, or exchange of assets or securities where the Company is not the surviving entity unless the obligations of the Company under the Note and the Warrant are assumed by the surviving entity with such adjustments as are necessary so that the rights to purchase the common stock of the surviving entity are provided as contemplated by the form of the Note and the Form of the Warrant; and

(h)

Not, directly or indirectly, enter into any transaction with an officer or director or affiliate of the Company which is determined by the Company in good faith to be materially less favorable to the Company than the provisions that may be obtained from a person that is not an affiliate.

5.

Subscription.

(a)

The aggregate purchase price to be paid by the Lender shall be equal to the number of aggregate principal amount of the Notes that is purchased by the Lender as conclusively indicated on the signature page of this Purchase Agreement.

(b)

On the date of that this Purchase Agreement is accepted by the Company, the Company shall issue to the Lender, and the Lender shall purchase from the Company, the following: (i) a Note in the aggregate principal amount of the Note set forth on the signature page of this Purchase Agreement; and (ii) Warrants to purchase the number of shares of Common Stock equal to 2 times the aggregate principal amount of the Notes that is purchased by the Lender.

(c)

On the date of this Purchase Agreement, the Lender shall tender to the Borrower the full amount of the aggregate principal amount of the Note that is purchased by the Lender by wire transfer of immediately available funds.

(d)

The Borrower will issue the Note and the Warrant on the date specified by the Borrower for the closing, which shall not be more than five business days after the date that Lender tenders to the Borrower the full amount of the aggregate principal amount of the Note that is purchased by the Lender.

6.

 Counterparts. This Purchase Agreement may be executed in multiple counterparts, each of which is deemed to be an original, and all of which taken together shall constitute one and the same instrument.  This Purchase Agreement may be executed and delivered via facsimile machine or portable document format (PDF) by the Parties hereto, which shall be deemed for all purposes as an original.

[Remainder of page intentionally left blank; Signatures follow]

IN WITNESS WHEREOF, the Lender and the Borrower have caused this Purchase Agreement be executed as of the Effective Date.

BORROWER:	LENDER:
Global Arena Holding, Inc.
By: __________________________ Name: Title:	By: __________________________ Name: Title:
Aggregate Principal Amount of the Note: $ To be completed by Company

[Signature Page to the Unsecured Convertible Promissory Note and Warrant Purchase Agreement]

SCHEDULE A

Form of Note

[Attached Hereto]

[Signature Page to Note]

SCHEDULE B

Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIOSN OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO THE APPLICABLE RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

WARRANT TO PURCHASE COMMON STOCK

OF

GLOBAL ARENA HOLDING, INC.

Warrant No. ____

Date of Issuance:  [INSERT DATE] (“Issuance Date”)

THIS WARRANT CERTIFIES THAT, for value received [HOLDER] (“Holder”) is entitled to purchase a maximum of [NUMBER OF SHARES] fully-paid and non-assessable shares of the Common Stock, par value $0.001 per share (the “Shares”) of Global Arena Holding, Inc. (the “Company”) at a price of $0.25 per Share (the “Exercise Price”).

This Warrant is issued pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of even date of the Date of Issuance set forth above, between the Company and the initial Holder in satisfaction of the Company’s obligations under such agreement.

ARTICLE I

TERM AND EXERCISE

1.1

Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or before 5:00 p.m. Eastern Time on the date (“Expiration Date”) that is two years after the Date of Issuance set forth above.  The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, sufficient shares of Common Stock from time to time issuable on the exercise of the Warrant.

1.2

Method of Exercise.  Holder may exercise this Warrant, in whole or in part, by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached hereto as Appendix A to the principal office of the Company.  Holder shall also deliver to the Company immediately available funds in an amount equal to the number of Shares elected to be purchased multiplied by the Exercise Price, as adjusted as provided below.  Notwithstanding any provision in this Warrant to the contrary, the Holder shall provide sixty-one (61) days written notice to the Company before exercising this Warrant in the event that such exercise would result in the Holder being deemed the beneficial owner of 4.99% or more of the issued and outstanding Common Stock of the Company, which amount shall be computed as if all other rights to purchase shares of Common Stock of the Company by the holder or any other person that would increase the beneficial ownership of the Holder were exercised and consummated.

1.3

Delivery of Certificate and New Warrant.  Within 10 business days after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

1.4

Lost or Destroyed Warrant.  Upon receipt of an affidavit signed by the Holder and reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

1.5

Sale, Merger, or Consolidation of the Company.

1.5.1

Acquisition.  For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the Company is not the surviving corporation and the securities issued with respect to the Company’s securities outstanding immediately before the transaction represent less than 50% of the beneficial ownership of the new entity immediately after the transaction.

1.5.2

Assumption of Warrant.  Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

ARTICLE II

MISCELLAEOUS

2.1

Adjustment of Exercise Price and Number of Shares.  If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares will be proportionately decreased.  Any adjustment under Section 2.1 shall become effective at the close of business on the date such subdivision or combination becomes effective.

2.2

Legends.  This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  THEY HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AN DAPPLICABLE STATE SECURITIES LAWS AND THEN ONLY SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE CERTIFICATE OF INCORPORATION AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME.  A COPY OF SUCH CERTIFICATE SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

2.3

Compliance with Securities Laws on Transfer.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company shall receive from the Holder or transferee of this Warrant, as the case may be, (i) a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) an executed investment letter in form an substance acceptable to the Company (which investment letter shall be in form, substance and scope customary for such letters in comparable transactions).  Within 24 hours of the receipt of (i) and (ii), the Company will instruct its transfer agent to remove the legend.  The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

2.4

Transfer Procedure.  Subject to the terms herein, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the Warrant being transferred setting forth the name, address, and taxpayer or identification number of the transferee and surrendering this Warrant to the Company for re-issuance to the transferee(s) (and Holder if applicable).

2.5

Warrant Holder Not Deemed a Shareholder.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

2.6

Notices.  Any notice required to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered by hand or confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt if delivered by hand or confirmed facsimile, in each case addressed as follows:

If to the Company:

Global Arena Holding, Inc.

John S. Matthews, Chairman

1500 Broadway, 5th Floor

New York City, NY 10036

If to the Holder:

To the address of the Holder on the Company’s books and records.

2.7

Amendments.  This Warrant may be amended only in writing, signed by the party against whom enforcement is sought.

2.8

Governing Law.  This Warrant and all rights and obligations hereunder shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written.

Company:

Global Arena Holding, Inc.

By:

___________________________

Name:

Title:

Holder:

By:

___________________________

Name:

Title:

[Signature Page to Warrant]

APPENDIX A

NOTICE OF EXERCISE

Global Arena Holding, Inc.

1500 Broadway, 5th floor

New York City, NY 10036

Attention:  John Matthews, Chairman

To Mr. Matthews:

The undersigned hereby irrevocably exercises its right to purchase ___________ shares (the “Shares”) of the Common Stock of Global Arena Holding, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full, OR

The undersigned hereby elects to convert the attached Warrant into Shares/cash in the manner specified in the Warrant.  This conversion is exercised with respect to ________ of Shares covered by the Warrant.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

The undersigned agrees not to sell, pledge or otherwise transfer any of the Shares obtained upon the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or applicable state securities laws.

Name: __________________

EIN or social security no.: _______________________

Signature: ____________________

Date: _____________________